UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

WESTERN ASSET

GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC. (GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2017

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. After holding rates steady during the reporting period, on November 2, 2017, after the reporting period ended, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities. Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality. Below investment grade fixed income securities are commonly known as “high yield” or “junk” bonds.

Under normal market conditions, the Fund expects to maintain, on an ongoing basis, a dollar-weighted average credit quality of portfolio holdings of investment grade quality. When choosing investments, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, focuses on corporate securities that exhibit pricing inefficiencies, improving credit conditions that offer income opportunities and the potential for high real yields.

At Western Asset, the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Andrew J. Belshaw, Christopher F. Kilpatrick, Chia-Liang (CL) Lian and Annabel Rudebeck. Ms. Rudebeck joined the Fund’s portfolio management team on May 1, 2017. Prior to joining Western Asset as an investment professional in November 2016, Ms. Rudebeck was Senior Partner, Head of Global Investment Grade Credit at Rogge Global Partners from 2004 to 2016.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationi Treasuries over the twelve months reporting period ended October 31, 2017. The fixed income market was impacted by a number of factors during the reporting period, including shifting expectations for economic growth, uncertainties related to future Federal Reserve Board (the “Fed”)ii monetary policy and several geopolitical issues.

Both short- and longer-term Treasury yields moved higher during the reporting period as a whole. The yield for the two-year Treasury note began the reporting period at 0.86% and ended the period at 1.60%. The low for the period of 0.80% occurred on November 4, 2016, and the

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	1

Fund overview (cont’d)

peak of 1.63% took place on October 26, 2017. The yield for the ten-year Treasury began the reporting period at 1.84%, and ended the period at 2.38%. The low for the period of 1.79% occurred on November 4, 2016, and the peak of 2.60% took place on both December 15 and December 16, 2017.

The global credit markets generated strong results for the reporting period. Credit spreads narrowed as corporate profits often exceeded expectations, defaults remained low and fundamentals were generally strong. In addition, demand was robust overall as investors looked to generate incremental yield in the low interest rate environment.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 0.90% during the reporting period. Investment grade rated corporates and high-yield bonds generated strong results. Over the reporting period, the investment grade rated Bloomberg Barclays Global Aggregate Corporate Indexiv returned 5.04%, the Bloomberg Barclays Global High Yield Indexv gained 10.04% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 5.89%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s overall risk exposure given the strong performance of the high-yield market and tighter spreads. This included paring the Fund’s overweight to securities rated CCC. In addition to outright reducing exposure, a handful of the Fund’s larger CCC-rated issuers were upgraded to single B during the reporting period. We also reduced the Fund’s underweights to BB-rated and BBB-rated bonds. We added attractively valued bonds in the primary market as well as “rising star” issuers that our credit team believed had a chance of being upgraded to investment grade.

From a sector positioning perspective, we added to the Fund’s bank weighting given continued improving fundamentals and the potential benefits from deregulation. Within the Energy sector, we increased the Fund’s exposure to midstream companies, while paring the allocation to oil field service firms. Elsewhere, we increased the Fund’s allocation to higher quality senior secured term loans and emerging market debt securities. We felt floating rate bank loans were positioned to benefit from higher short-term interest rates. This also improved the quality of the Fund’s below investment-grade allocation. We added emerging market securities across our credit portfolios as global growth and commodities have continued to stabilize and emerging market valuations, in our view, are attractive.

During the reporting period, we employed U.S. Treasury futures to manage the Fund’s duration. These futures contracts contributed to performance. Currency forwards and options, which were used to manage the currency exposure, detracted from performance during the reporting period. All told, derivatives were not a material driver of performance.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 22% of the gross assets of the Fund, roughly unchanged from the beginning of the reporting period. Overall, the use of leverage was additive to performance during the twelve months ended October 31, 2017 given the positive gross performance of the assets of the Fund

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Performance review

For the twelve months ended October 31, 2017, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 8.92% based on its NAVvii and 12.37% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global Aggregate Corporate Index, returned 5.04% for the same period. The Lipper Global Income Closed-End Funds Category Averageviii returned 12.00% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.36 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2017
Price Per Share	12-Month Total Return**
$19.20 (NAV)	8.92	%†
$18.10 (Market Price)	12.37	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was the Fund’s quality biases. In particular, an overweight to below investment-grade rated securities was rewarded given the outperformance of lower rated securities during the reporting period.

A number of individual holdings contributed to performance. Within the Communications1 sector, an overweight to Sprint (Sprint Communications, Inc. and Sprint Corp.) was beneficial to results. Sprint’s management team made improvement both from an operational and financial standpoint; its debt was upgraded by Moody’s in January 2017. In addition, mergers and acquisitions (“M&A”) speculation has continued to push Sprint bonds higher. Also, within the Communications sector, Telecom Italia was additive for performance. We felt its fundamental results would continue to improve, and that the company was underappreciated by the rating agencies who eventually need to consider upgrading the company. Other holdings that were positive for returns included several overweight positions in the Financials sector, including JPMorgan Chase & Co., Wells Fargo & Company and Goldman Sachs Group. Away from the Financials sector, an overweight to Valeant Pharmaceuticals (VRX Escrow Corp, VPII Escrow Corp.) was beneficial. The company delivered on its promises to sell assets, reduce debt and stabilize fundamental results during the reporting period. Several

*	For the tax character of distributions paid during the fiscal year ended October 31, 2017, please refer to page 44 of this report.

[1]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	3

Fund overview (cont’d)

emerging market issuers outperformed during the reporting period as well. One example is Brazilian metals and mining company Vale Overseas. The company was supported by a better backdrop for commodity prices, a strengthening balance sheet and an improving trajectory for Brazil’s economy.

From a sector perspective, an overweight to the Energy sector was additive for results as it was among the top performing sectors during the reporting period. In addition to rising oil prices, the Energy sector benefited from improving fundamentals and strengthening balance sheets. An overweight to Basic Industry1 was additive for results, driven by our exposure to metals & mining. These companies, in aggregate, were supported by improving global growth and an improving fundamental backdrop.

Q. What were the leading detractors from performance?

A. While the Fund materially outperformed its benchmark during the reporting period, a handful of individual issuer overweights were not rewarded. Two of the Fund’s largest detractors from results included two retail companies, PetSmart Inc. and Neiman Marcus. Pet servicer and retailer PetSmart underperformed as the company used debt to purchase an online competitor Chewy.com. We continue to maintain an overweight to PetSmart across our credit portfolios. Neiman Marcus was dragged down by continued poor fundamental results and concerns surrounding its balance sheet. We exited the position during the reporting period.

As part of our diversified strategies, we maintained an overweight to U.S. government bonds during the reporting period. U.S. Treasuries underperformed spread sectors during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2017

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds, known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund’s investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Financials (32.0%), Energy (18.6%), Consumer Discretionary (17.4%), Telecommunication Services (14.2%), and Materials (8.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Bloomberg Barclays Global Aggregate Corporate Index represents the corporates portion of the Blomberg Barclays Global Aggregate index grouping. An investment cannot be made directly in an index.

[v]

The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016 and does not include derivatives, such as written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Spread duration (unaudited)

Economic exposure — October 31, 2017

Total Spread Duration
GDO	— 4.70 years
Benchmark	— 6.64 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Global Aggregate Corporate Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — October 31, 2017

Total Effective Duration
GDO	— 4.78 years
Benchmark	— 6.69 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays Global Aggregate Corporate Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Schedule of investments

October 31, 2017

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 113.0%
Consumer Discretionary — 15.0%
Auto Components — 1.6%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,950,000		$2,015,813	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	300,000		303,000	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	950,000		971,375	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,200,000		1,264,500	(a)
Total Auto Components					4,554,688
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,300,000		1,301,887
General Motors Co., Senior Notes	6.600%	4/1/36	720,000		864,017
Total Automobiles					2,165,904
Diversified Consumer Services — 0.1%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	148,247	(c)
Hotels, Restaurants & Leisure — 4.4%
Aramark Services Inc., Senior Notes	5.000%	4/1/25	460,000		492,775	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	4,140,000		4,150,350	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	700,000		727,125
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	1,250,000		1,292,187
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	590,000		620,975
Marstons Issuer PLC, Secured Bonds (5.641% to 7/15/19 then 3 mo. GBP LIBOR + 2.550%)	5.641%	7/15/35	1,768,000	GBP	2,169,257	(c)(d)
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	288,422	GBP	426,837	(c)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	500,000		521,500	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	423,000		455,783	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,630,000		1,646,300	(a)
Total Hotels, Restaurants & Leisure					12,503,089
Media — 7.6%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.000%	3/1/23	170,000		172,870	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	720,000		832,067
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	3,660,000		4,205,164
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		1,910,553
DISH DBS Corp., Senior Notes	5.875%	7/15/22	420,000		423,940
DISH DBS Corp., Senior Notes	5.875%	11/15/24	320,000		320,800
DISH DBS Corp., Senior Notes	7.750%	7/1/26	200,000		219,500

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	9

Schedule of investments (cont’d)

October 31, 2017

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Media — continued
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,730,000		$2,106,058
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	1,210,000		1,272,012	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	3,110,000		3,354,912	(a)
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	1,500,000		1,623,360
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,568,335	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,540,000		1,536,150	(a)
Viacom Inc., Senior Notes	4.375%	3/15/43	950,000		810,895
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	750,000		788,437	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	740,000		756,650	(a)
Total Media					21,901,703
Specialty Retail — 0.3%
Hertz Corp., Senior Notes	5.875%	10/15/20	760,000		760,988
Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	980,000		1,013,075	(a)
Total Consumer Discretionary					43,047,694
Consumer Staples — 4.7%
Beverages — 1.1%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	940,000		1,032,329
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,740,000		1,964,594
Total Beverages					2,996,923
Food & Staples Retailing — 0.6%
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	1,848,008
Food Products — 1.0%
Boparan Finance PLC, Senior Secured Notes	5.500%	7/15/21	650,000	GBP	821,232	(c)
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	740,000		716,370
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	700,000		766,175
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	580,000		604,650	(a)
Total Food Products					2,908,427
Tobacco — 2.0%
BAT Capital Corp., Senior Notes	3.557%	8/15/27	600,000		602,697	(a)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	1,960,091	(c)
Reynolds American Inc., Senior Notes	8.125%	6/23/19	2,305,000		2,527,964
Reynolds American Inc., Senior Notes	5.850%	8/15/45	540,000		666,190
Total Tobacco					5,756,942
Total Consumer Staples					13,510,300
Energy — 18.1%
Energy Equipment & Services — 0.2%
Transocean Inc., Senior Notes	7.500%	1/15/26	660,000		681,450	(a)

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 17.9%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000	$1,668,331
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	1,120,000	1,157,800
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	340,000	374,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	870,000	1,005,937	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	850,000	878,688	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	470,000	487,625
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	560,000	541,800
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,500,000	1,522,500
Continental Resources Inc., Senior Notes	3.800%	6/1/24	500,000	488,125
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	645,215	666,449	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000	1,795,200
Ecopetrol SA, Senior Notes	5.875%	5/28/45	3,000,000	2,985,000
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000	1,360,554
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	770,000	813,089
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,570,000	1,562,150
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	2,130,000	2,181,371	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,110,000	1,253,762	(c)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,430,000	1,304,875	(a)
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	770,000	798,875	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	800,000	1,002,000	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	640,000	643,200
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	910,000	930,475
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	150,000	153,375
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	700,000	778,402
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	380,000	408,443
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	400,000	445,000
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	929,200
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	660,000	702,075
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	930,000	979,681	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	410,000	431,902	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000	2,450,859	(c)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,000,000	1,099,748	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	330,000	382,800	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	2,830,000	2,887,197	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	540,000	605,648

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	11

Schedule of investments (cont’d)

October 31, 2017

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	3,190,000		$3,434,560
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	590,000		609,913
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	620,000		645,575
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,000,000		1,292,327
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,250,000		2,331,562	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	990,000		1,003,612
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	390,000		390,975
Williams Cos. Inc., Debentures	7.500%	1/15/31	340,000		414,375
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	930,000		942,787
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	540,000		567,000
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	450,000		479,250
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		652,655
WPX Energy Inc., Senior Notes	7.500%	8/1/20	260,000		283,400
WPX Energy Inc., Senior Notes	8.250%	8/1/23	400,000		452,500
Total Oil, Gas & Consumable Fuels					51,176,627
Total Energy					51,858,077
Financials — 31.6%
Banks — 21.5%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,595,468	(c)
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,619,456	(a)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	170,000		194,650	(d)(e)
Bank of America Corp., Senior Notes	7.750%	4/30/18	800,000	GBP	1,098,941	(c)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	500,000		525,564
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	4,180,000		4,809,612
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	240,000		255,500	(d)(e)
Barclays PLC, Subordinated Notes	4.836%	5/9/28	480,000		501,292
BNP Paribas SA, Junior Subordinated Notes (USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,620,000		1,873,125	(a)(d)(e)
CIT Group Inc., Senior Notes	5.000%	8/15/22	110,000		118,525
CIT Group Inc., Senior Notes	5.000%	8/1/23	370,000		401,154
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	1,724,553
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	500,000		528,267
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,000,000		1,032,409
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,533,954

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	1,997,000		$2,274,084	(a)(d)(e)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	500,000		542,190
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	2,530,000		2,808,300	(a)(d)(e)
Credit Agricole SA, Junior Subordinated Notes (3 mo. Euribor + 6.424%)	7.875%	10/26/19	400,000	EUR	533,990	(c)(d)(e)
Credit Agricole SA, Junior Subordinated Notes (USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	560,000		675,129	(a)(d)(e)
Credit Agricole SA, Subordinated Bonds (USD 5 year Swap Rate + 6.283%)	8.125%	9/19/33	900,000		946,755	(a)(d)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	530,000		555,829	(a)
HSBC Holdings PLC, Junior Subordinated Bonds (USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	2,070,000		2,269,238	(d)(e)
ING Bank NV, Subordinated Notes (3 mo. GBP LIBOR + 2.550%)	6.875%	5/29/23	2,850,000	GBP	3,907,892	(c)(d)
Intesa Sanpaolo SpA, Junior Subordinated Notes (8.375% to 10/14/19 then 3 mo. LIBOR + 6.871%)	8.375%	10/14/19	450,000	EUR	595,360	(c)(d)(e)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	600,000		638,791	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	5,370,000		5,933,850	(d)(e)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	250,000		279,063	(d)(e)
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	680,000		692,930
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	550,000		584,897
National Australia Bank Ltd., Subordinated Notes (3 mo. Euribor + 2.850%)	6.750%	6/26/23	2,750,000	EUR	3,342,556	(c)(d)
National Capital Trust I, Junior Subordinated Bonds (5 year UK Gilt + 1.930%)	5.620%	12/17/18	266,000	GBP	367,978	(c)(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	510,000		578,799	(d)(e)
Santander UK Group Holdings PLC, Junior Subordinated Bonds (GBP 5 year swap rate + 5.543%)	7.375%	6/24/22	650,000	GBP	946,385	(c)(d)(e)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,120,000		1,212,695	(a)
Societe Generale SA, Junior Subordinated Notes (3 mo. Euribor + 8.901%)	9.375%	9/4/19	1,550,000	EUR	2,094,535	(c)(d)(e)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,365,954	(c)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	2,830,000		2,987,589	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.930%)	5.570%	12/1/17	3,660,000		3,678,300	(d)(e)
Wells Fargo & Co., Junior Subordinated Bonds (5.900% to 6/15/24 then 3 mo. USD LIBOR + 3.110%)	5.900%	6/15/24	2,910,000		3,194,598	(d)(e)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Wells Fargo & Co., Junior Subordinated Bonds (3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	110,000		$123,118	(d)(e)
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	700,000		753,613
Total Banks					61,696,888
Capital Markets — 2.6%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	470,000		529,748
Goldman Sachs Capital II, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.768%, min. coupon 4.000%)	4.000%	12/1/17	59,000		52,413	(d)(e)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	500,000		501,225
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,655,200
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	908,888
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,480,000		1,689,435
Total Capital Markets					7,336,909
Consumer Finance — 0.6%
FirstCash Inc., Senior Notes	5.375%	6/1/24	770,000		808,269	(a)
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	930,000		1,027,650
Total Consumer Finance					1,835,919
Diversified Financial Services — 3.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	430,000		450,096
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	380,000		408,306
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,250,000	GBP	2,123,184	(c)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	1,135,000		1,153,444	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	1,220,000		1,248,975	(a)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,260,000		1,336,619
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	330,000		373,164
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	10/1/25	360,000		359,550	(a)
Nationwide Building Society, Junior Subordinated Notes (GBP 5 year swap rate + 4.880%)	6.875%	6/20/19	580,000	GBP	815,603	(c)(d)(e)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	810,000		845,438	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	400,000		401,500	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,470,000		1,528,800	(a)
Total Diversified Financial Services					11,044,679
Insurance — 3.1%
AXA SA, Junior Subordinated Notes (6.463% to 12/14/18 then 3 mo. USD LIBOR + 1.449%)	6.463%	12/14/18	2,000,000		2,058,760	(a)(d)(e)
BUPA Finance PLC, Subordinated Bonds	5.000%	4/25/23	910,000	GBP	1,362,150	(c)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,643,072	(a)

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Insurance — continued
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	370,000	GBP	$501,244	(c)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		405,750	(a)
Scottish Widows Ltd., Subordinated Notes	5.500%	6/16/23	910,000	GBP	1,367,021	(c)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,427,510
Total Insurance					8,765,507
Total Financials					90,679,902
Health Care — 6.0%
Biotechnology — 0.5%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	960,000		988,411
Celgene Corp., Senior Notes	5.000%	8/15/45	510,000		563,752
Total Biotechnology					1,552,163
Health Care Providers & Services — 3.9%
Centene Corp., Senior Notes	5.625%	2/15/21	480,000		499,200
Centene Corp., Senior Notes	6.125%	2/15/24	370,000		398,675
Centene Corp., Senior Notes	4.750%	1/15/25	1,550,000		1,604,250
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	945,000		903,656
DaVita Inc., Senior Notes	5.125%	7/15/24	420,000		421,838
DaVita Inc., Senior Notes	5.000%	5/1/25	1,780,000		1,757,750
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	1,000,000		1,011,250
HCA Inc., Senior Secured Notes	5.250%	6/15/26	470,000		501,137
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		2,789,782
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,367,030
Total Health Care Providers & Services					11,254,568
Pharmaceuticals — 1.6%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	290,000		305,877
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	218,000		230,862
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	1,050,000		842,699
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	1,000,000		996,250	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	250,000		242,813	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	800,000		769,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	210,000		177,975	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	980,000		826,875	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	150,000		162,750	(a)
Total Pharmaceuticals					4,555,101
Total Health Care					17,361,832
Industrials — 6.9%
Aerospace & Defense — 0.5%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	630,000		641,025	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Aerospace & Defense — continued
Hexcel Corp., Senior Notes	3.950%	2/15/27	800,000		$818,223
Total Aerospace & Defense					1,459,248
Airlines — 0.4%
Manchester Airport Group Funding PLC, Senior Secured Notes	4.125%	4/2/24	860,000	GBP	1,287,816	(c)
Building Products — 0.8%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	1,220,000		1,343,159	(a)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	380,000		392,825	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	550,000		581,625	(a)
Total Building Products					2,317,609
Commercial Services & Supplies — 1.2%
Brink’s Co., Senior Notes	4.625%	10/15/27	1,190,000		1,187,144	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	680,000		728,450	(a)
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,600,126
Total Commercial Services & Supplies					3,515,720
Construction & Engineering — 0.3%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	720,000		741,600	(a)
Machinery — 0.9%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	1,450,000		1,515,250	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	390,000		394,875	(a)
Tennant Co., Senior Notes	5.625%	5/1/25	660,000		692,175	(a)
Total Machinery					2,602,300
Road & Rail — 1.0%
Eversholt Funding PLC, Senior Secured Notes	6.359%	12/2/25	740,000	GBP	1,254,340	(c)
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,617,000		1,625,085	(a)
Total Road & Rail					2,879,425
Trading Companies & Distributors — 0.9%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	760,000		766,650	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	850,000		861,688	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	900,000		915,480	(a)
Total Trading Companies & Distributors					2,543,818
Transportation — 0.9%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	1,500,000		1,492,335	(a)
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	1,000,000		1,019,750	(a)
Total Transportation					2,512,085
Total Industrials					19,859,621

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Information Technology — 2.7%
Internet Software & Services — 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	380,000		$414,200
Software — 0.8%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	820,000		867,150	(a)
Microsoft Corp., Senior Notes	2.875%	2/6/24	1,330,000		1,352,743
Total Software					2,219,893
Technology Hardware, Storage & Peripherals — 1.7%
HP Inc., Senior Notes	4.650%	12/9/21	2,000,000		2,158,639
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	2,330,000		2,312,565
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	520,000		508,517
Total Technology Hardware, Storage & Peripherals					4,979,721
Total Information Technology					7,613,814
Materials — 8.5%
Chemicals — 0.8%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	820,000		817,171	(a)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		860,984	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	700,000		743,750	(a)
Total Chemicals					2,421,905
Construction Materials — 0.3%
HeidelbergCement Finance Luxembourg SA, Senior Notes	8.500%	10/31/19	610,000	EUR	833,187	(c)
Containers & Packaging — 0.6%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	540,000		582,930	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		1,047,600	(a)
Total Containers & Packaging					1,630,530
Metals & Mining — 6.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	380,000		424,278	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	910,000		1,041,950	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	470,000		483,808	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	250,000		261,586	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	850,000		909,020	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	200,000		211,742	(a)
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	750,000		940,313
BHP Billiton Finance USA Ltd., Subordinated Notes (USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	1,500,000		1,770,000	(a)(d)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	460,000		488,750	(a)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	650,000		651,625
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,790,000		1,966,977
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	700,000		661,500

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	17

Schedule of investments (cont’d)

October 31, 2017

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	370,000	$409,775	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,850,000	2,015,709
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	580,000	665,550	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	600,000	688,284
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,816,000	2,943,565
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	340,000	406,827
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	750,000	901,950
Total Metals & Mining				17,843,209
Paper & Forest Products — 0.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000	1,329,528
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	260,000	279,838
Total Paper & Forest Products				1,609,366
Total Materials				24,338,197
Real Estate — 2.0%
Equity Real Estate Investment Trusts (REITs) — 1.6%
Care Capital Properties LP, Senior Notes	5.125%	8/15/26	310,000	317,738
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,240,000	1,246,200
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	570,000	574,988
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	440,000	477,950
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	200,000	209,236
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,720,000	1,771,600
Total Equity Real Estate Investment Trusts (REITs)				4,597,712
Real Estate Management & Development — 0.4%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,180,000	1,209,500
Total Real Estate				5,807,212
Telecommunication Services — 12.8%
Diversified Telecommunication Services — 7.4%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	590,000	626,137	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	2,510,000	897,325	*(a)(f)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000	687,375	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000	2,774,754
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	4,620,000	4,995,375	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,139,232
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000	2,684,366

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,800,000		$3,142,241
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	1,080,000		1,129,207
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	560,000		564,337	(a)(g)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	1,800,000		1,620,000
Total Diversified Telecommunication Services					21,260,349
Wireless Telecommunication Services — 5.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,052,714
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		806,235
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	760,000		834,860	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	1,143,000		1,403,033	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	90,000		109,350
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,000,000		1,257,500
Sprint Corp., Senior Notes	7.875%	9/15/23	3,410,000		3,819,200
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	3,980,000		4,047,660	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	1,150,000		1,188,518	(c)
Total Wireless Telecommunication Services					15,519,070
Total Telecommunication Services					36,779,419
Utilities — 4.7%
Electric Utilities — 2.1%
Enel SpA, Junior Subordinated Bonds (GBP 5 year swap rate + 5.662%)	7.750%	9/10/75	1,740,000	GBP	2,653,517	(c)(d)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,930,000		2,593,506
Pampa Energia SA, Senior Notes	7.500%	1/24/27	840,000		920,472	(a)
Total Electric Utilities					6,167,495
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	490,000		488,775
Independent Power and Renewable Electricity Producers — 0.7%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	1,948,589		1,919,360
Multi-Utilities — 1.7%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	1,917,352	(c)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,320,413	(a)
Veolia Environnement SA, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,541,778
Total Multi-Utilities					4,779,543
Total Utilities					13,355,173
Total Corporate Bonds & Notes (Cost — $307,214,604)					324,211,241

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	19

Schedule of investments (cont’d)

October 31, 2017

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 0.8%
Asset Backed Funding Certificates, 2003-WMC1 M1 (1 mo. USD LIBOR + 0.975%)	2.212%	6/25/33	1,035,092	$1,005,955	(d)
Home Equity Asset Trust, 2004-8 M1 (1 mo. USD LIBOR + 0.870%)	2.107%	3/25/35	449,746	454,042	(d)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.318%	4/25/31	1,143,031	692,002	(d)
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	29,947	30,683	(d)
Total Asset-Backed Securities (Cost — $2,379,471)				2,182,682
Collateralized Mortgage Obligations (h) — 0.3%
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	198,403	209,653	(a)
HarborView Mortgage Loan Trust, 2004-10 4A (6 mo. USD LIBOR + 2.170%)	3.437%	1/19/35	139,405	138,603	(d)
JPMorgan Mortgage Trust, 2005-A5 1A2 (12 mo. USD LIBOR + 2.020%)	3.566%	8/25/35	588,221	587,402	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1 (12 mo. USD LIBOR + 1.550%)	3.012%	9/25/36	45,169	41,041	(d)
Total Collateralized Mortgage Obligations (Cost — $877,209)				976,699
Convertible Bonds & Notes — 0.4%
Consumer Discretionary — 0.0%
Media — 0.0%
DISH Network Corp., Senior Notes	2.375%	3/15/24	100,000	96,313	(a)
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Oasis Petroleum Inc., Senior Notes	2.625%	9/15/23	550,000	607,062
Health Care — 0.1%
Pharmaceuticals — 0.1%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	380,000	363,138	(a)
Information Technology — 0.1%
Communications Equipment — 0.1%
Finisar Corp., Senior Bonds	0.500%	12/15/33	140,000	148,225
Total Convertible Bonds & Notes (Cost — $1,141,812)				1,214,738
Senior Loans — 6.2%
Consumer Discretionary — 2.4%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Term Loan B (3 mo. LIBOR + 2.250%)	3.490 - 3.620%	4/6/24	740,625	741,937	(d)(i)(j)
Media — 0.6%
Charter Communications Operating LLC, 2016 Term Loan I Add (1 mo. LIBOR + 2.250%)	3.500%	1/15/24	1,667,468	1,681,131	(d)(i)(j)(k)

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 1.6%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.240%	3/11/22	3,450,427		$2,973,298	(d)(i)(j)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.500%)	3.750%	7/5/24	1,490,000		1,500,244	(d)(i)(j)
Total Specialty Retail					4,473,542
Total Consumer Discretionary					6,896,610
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.814%	8/23/21	450,000		484,537	(d)(i)(j)
Health Care — 0.3%
Health Care Providers & Services — 0.3%
DaVita HealthCare Partners Inc., Term Loan B (1 mo. LIBOR + 2.750%)	3.992%	6/24/21	748,067		755,345	(d)(i)(j)
Industrials — 1.0%
Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (Luxembourg) Sarl, 2017 Term Loan B2	—	4/3/22	1,000,000		1,008,179	(k)
Trading Companies & Distributors — 0.7%
Delos Finance Sarl, 2017 Term Loan B (3 mo. LIBOR + 2.000%)	3.333%	10/6/23	2,000,000		2,017,500	(d)(i)(j)
Total Industrials					3,025,679
Information Technology — 0.9%
Software — 0.9%
Dell Inc., 2017 Term Loan A2 (1 mo. LIBOR + 1.750%)	3.000%	9/7/21	2,467,949		2,473,551	(d)(i)(j)
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.4%
CenturyLink Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.076%	1/31/25	2,060,000		2,035,323	(d)(i)(j)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.489%	2/22/24	750,000		752,947	(d)(i)(j)
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	3.489%	9/30/25	1,260,000		1,261,225	(d)(i)(j)
Total Telecommunication Services					4,049,495
Total Senior Loans (Cost — $17,970,102)					17,685,217
Sovereign Bonds — 5.5%
Argentina — 0.6%
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	26.250%	6/21/20	1,780,000	ARS	108,299	(d)
Republic of Argentina, Bonds	18.200%	10/3/21	490,000	ARS	28,467
Republic of Argentina, Senior Bonds (Argentina BADLAR Private Deposit Rate + 2.500%)	23.932%	3/11/19	9,900,000	ARS	575,209	(d)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	360,000		393,075
Republic of Argentina, Senior Bonds	7.500%	4/22/26	340,000		385,050
Republic of Argentina, Senior Bonds	7.625%	4/22/46	200,000		224,500
Total Argentina					1,714,600

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	21

Schedule of investments (cont’d)

October 31, 2017

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Maturity Date	Face Amount†		Value
Brazil — 0.3%
Federative Republic of Brazil, Notes	10.000%	1/1/23	2,400,000	BRL	$746,353
Peru — 0.7%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	425,967
Republic of Peru, Senior Bonds	4.125%	8/25/27	1,500,000		1,647,750
Total Peru					2,073,717
Poland — 1.9%
Republic of Poland, Bonds	4.000%	10/25/23	19,170,000	PLN	5,577,019
Russia — 1.0%
Russian Federal Bond, Bonds	7.050%	1/19/28	108,138,000	RUB	1,795,474
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,000,000		1,089,718	(a)
Total Russia					2,885,192
United Arab Emirates — 0.5%
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,356,352	(c)
United Kingdom — 0.5%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,427,219	(c)
Total Sovereign Bonds (Cost — $15,835,290)					15,780,452
U.S. Government & Agency Obligations — 1.2%
U.S. Government Obligations — 1.2%
U.S. Treasury Notes	1.875%	1/31/22	1,000,000		997,559
U.S. Treasury Notes	1.875%	3/31/22	1,500,000		1,494,697
U.S. Treasury Notes	2.125%	3/31/24	1,000,000		996,562
Total U.S. Government & Agency Obligations (Cost — $3,494,120)					3,488,818

			Shares
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Sanchez Energy Corp. (Cost — $703,091)	6.500%		15,900		293,037
Preferred Stocks — 0.4%
Financials — 0.4%
Capital Markets — 0.4%
State Street Corp. (5.900% to 3/15/24 then 3 mo. USD LIBOR + 3.108%)	5.900%		37,454		1,037,850	(d)
Diversified Financial Services — 0.0%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	7.750%		3,050		83,021	(d)
Total Preferred Stocks (Cost — $1,017,989)					1,120,871
Total Investments before Short-Term Investments (Cost — $350,633,688)					366,953,755

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security‡	Rate	Shares	Value
Short-Term Investments — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $412,897)	0.961%	412,897	$412,897
Total Investments — 128.1% (Cost — $351,046,585)			367,366,652
Liabilities in Excess of Other Assets — (28.1)%			(80,547,752)
Total Net Assets — 100.0%			$286,818,900

‡	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of October 31, 2017.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of October 31, 2017. The interest rate for fully unfunded term loans is to be determined.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	23

Schedule of investments (cont’d)

October 31, 2017

Western Asset Global Corporate Defined Opportunity Fund Inc.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
RUB	— Russian Ruble
USD	— United States Dollar

Schedule of Written Options Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Euro Currency Futures, Call	12/8/17	$1.17	38	$4,750,000	$39,425
Euro Currency Futures, Put	12/8/17	1.16	40	5,000,000	21,000
Total Exchange-Traded Written Options (Premiums received — $75,235)					$60,425

At October 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,405,000	USD	5,247,637	Barclays Bank PLC	1/19/18	$(92,681)
EUR	270,000	USD	319,860	Barclays Bank PLC	1/19/18	(3,892)
GBP	1,000,000	USD	1,318,462	Barclays Bank PLC	1/19/18	13,034
GBP	90,000	USD	119,056	Barclays Bank PLC	1/19/18	779
GBP	30,000	USD	39,481	Barclays Bank PLC	1/19/18	464
USD	22,028,046	GBP	16,523,802	Barclays Bank PLC	1/19/18	26,667
Total						$(55,629)

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country** (unaudited)
United States	50.6%
United Kingdom	11.5
France	4.8
Brazil	3.4
Netherlands	3.2
Italy	2.6
Australia	2.4
Russia	2.2
Mexico	2.2
Peru	1.8
Colombia	1.7
Poland	1.5
Spain	1.3
United Arab Emirates	1.2
Germany	1.2
Canada	1.0
Ireland	1.0
Switzerland	1.0
Qatar	0.9
Belgium	0.8
Chile	0.8
Argentina	0.7
Kazakhstan	0.6
Malaysia	0.4
India	0.3
Luxembourg	0.3
Morocco	0.2
Israel	0.2
Zambia	0.1
Short-Term Investments	0.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2017 and are subject to change.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	25

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $351,046,585)	$367,366,652
Foreign currency, at value (Cost — $140,963)	140,158
Cash	315,423
Interest receivable	4,967,870
Receivable for securities sold	1,736,847
Deposits with brokers for open exchange-traded options	118,006
Unrealized appreciation on forward foreign currency contracts	40,944
Prepaid expenses	8,067
Total Assets	374,693,967

Liabilities:
Loan payable (Note 7)	83,000,000
Payable for securities purchased	2,610,542
Distributions payable	1,695,751
Investment management fee payable	251,581
Unrealized depreciation on forward foreign currency contracts	96,573
Written options, at value (premiums received — $75,235)	60,425
Interest payable	51,488
Directors’ fees payable	5,150
Accrued expenses	103,557
Total Liabilities	87,875,067
Total Net Assets	$286,818,900

Net Assets:
Par value ($0.001 par value; 14,940,540 shares issued and outstanding; 100,000,000 shares authorized)	$14,941
Paid-in capital in excess of par value	284,072,581
Undistributed net investment income	4,512,643
Accumulated net realized loss on investments, futures contracts, written options, forward foreign currency contracts and foreign currency transactions	(18,065,839)
Net unrealized appreciation on investments, written options, forward foreign currency contracts and foreign currencies	16,284,574
Total Net Assets	$286,818,900

Shares Outstanding	14,940,540

Net Asset Value	$19.20

See Notes to Financial Statements.

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Interest	$20,909,900
Dividends	177,484
Total Investment Income	21,087,384

Expenses:
Investment management fee (Note 2)	2,931,080
Interest expense (Note 7)	1,354,761
Excise tax (Note 1)	449,121
Directors’ fees	68,856
Audit and tax fees	53,840
Legal fees	42,894
Transfer agent fees	37,978
Fund accounting fees	28,485
Shareholder reports	27,693
Stock exchange listing fees	15,378
Commitment fees (Note 7)	14,195
Custody fees	13,759
Insurance	4,831
Miscellaneous expenses	18,529
Total Expenses	5,061,400
Net Investment Income	16,025,984

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,973,256)
Futures contracts	202,302
Written options	87,652
Forward foreign currency contracts	2,714,763
Foreign currency transactions	66,865
Net Realized Gain	98,326
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,484,130
Written options	14,810
Forward foreign currency contracts	(3,444,273)
Foreign currencies	81,803
Change in Net Unrealized Appreciation (Depreciation)	8,136,470
Net Gain on Investments, Futures Contracts, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions	8,234,796
Increase in Net Assets From Operations	$24,260,780

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	27

Statements of changes in net assets

For the Years Ended October 31,	2017	2016

Operations:
Net investment income	$16,025,984	$17,974,358
Net realized gain (loss)	98,326	(4,638,254)
Change in net unrealized appreciation (depreciation)	8,136,470	8,897,643
Increase in Net Assets From Operations	24,260,780	22,233,747

Distributions to Shareholders From (Note 1):
Net investment income	(20,349,015)	(20,353,465)
Decrease in Net Assets From Distributions to Shareholders	(20,349,015)	(20,353,465)

Fund Share Transactions:
Cost of shares repurchased (0 and 14,001 shares repurchased, respectively)	—	(213,465)
Increase (Decrease) in Net Assets From Fund Share Transactions	—	(213,465)
Increase in Net Assets	3,911,765	1,666,817

Net Assets:
Beginning of year	282,907,135	281,240,318
End of year*	$286,818,900	$282,907,135
*Includes undistributed net investment income of:	$4,512,643	$8,576,803

See Notes to Financial Statements.

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Statement of cash flows

For the Year Ended October 31, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$24,260,780
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(250,941,474)
Sales of portfolio securities	249,523,140
Net purchases, sales and maturities of short-term investments	154,525
Payment-in-kind	(9,705)
Net amortization of premium (accretion of discount)	(330,981)
Decrease in receivable for securities sold	2,014,938
Decrease in interest receivable	451,346
Decrease in prepaid expenses	2,959
Decrease in principal paydown receivable	1,199
Increase in deposits with brokers for open exchange traded options	(118,006)
Decrease in payable for securities purchased	(1,016,588)
Increase in investment management fee payable	2,331
Decrease in Directors’ fees payable	(1,543)
Decrease in interest payable	(11,278)
Decrease in accrued expenses	(9,543)
Increase in premiums received from written options	75,235
Net realized loss on investments	2,973,256
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency contracts	(8,054,667)
Net Cash Provided by Operating Activities*	18,965,924

Cash Flows From Financing Activities:
Distributions paid on common stock	(18,653,264)
Net Cash Used in Financing Activities	(18,653,264)
Net Increase in Cash	312,660
Cash at Beginning of Year	142,921
Cash at End of Year	$455,581

*	Included in operating expenses is cash of $1,376,617 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31:
	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of year	$18.94	$18.81	$20.20	$20.36	$20.63

Income (loss) from operations:
Net investment income	1.07	1.20	1.23	1.30	1.24
Net realized and unrealized gain (loss)	0.55	0.29	(1.30)	(0.09)	(0.09)
Total income (loss) from operations	1.62	1.49	(0.07)	1.21	1.15

Less distributions from:
Net investment income	(1.36)	(1.36)	(1.36)	(1.39)	(1.33)
Net realized gains	—	—	—	—	(0.08)
Return of capital	—	—	—	—	(0.01)
Total distributions	(1.36)	(1.36)	(1.36)	(1.39)	(1.42)
Anti-dilutive impact of repurchase plan	—	0.00 [2,3]	0.04 [2]	0.02 [2]	—

Net asset value, end of year	$19.20	$18.94	$18.81	$20.20	$20.36

Market price, end of year	$18.10	$17.39	$17.17	$18.22	$18.08
Total return, based on NAV[4,5]	8.92%	8.44%	(0.17)%	6.18%	5.76%
Total return, based on Market Price[6]	12.37%	9.82%	1.88%	8.67%	(3.84)%

Net assets, end of year (000s)	$286,819	$282,907	$281,240	$307,631	$312,451

Ratios to average net assets:
Gross expenses	1.79%	1.64%	1.55%	1.28%	1.23%
Net expenses	1.79	1.64	1.55	1.28	1.23
Net investment income	5.66	6.53	6.25	6.36	6.04

Portfolio turnover rate	69%	51%	33%	22%	20%

Supplemental data:
Loan Outstanding, End of Year (000s)	$83,000	$83,000	$83,000	—	—
Asset Coverage Ratio for Loan Outstanding[7]	446%	441%	439%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[7]	$4,456	$4,409	$4,388	—	—
Weighted Average Loan (000s)	$83,000	$83,000	$83,000 [8]	—	—
Weighted Average Interest Rate on Loan	1.63%	1.20%	0.91%[8]	—	—

See Notes to Financial Statements.

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]

The repurchase plan was completed at an average repurchase price of $15.25 for 14,001 shares and $213,465 for the year ended October 31, 2016, $16.92 for 276,119 shares and $4,671,232 for the year ended October 31,2015 and $18.11 for 116,116 shares and $2,103,258 for the year ended October 31,2014.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[8]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	33

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$324,211,241	—	$324,211,241
Asset-backed securities	—	2,182,682	—	2,182,682
Collateralized mortgage obligations	—	976,699	—	976,699
Convertible bonds & notes	—	1,214,738	—	1,214,738
Senior loans	—	17,685,217	—	17,685,217
Sovereign bonds	—	15,780,452	—	15,780,452
U.S. government & agency obligations	—	3,488,818	—	3,488,818
Convertible preferred stocks	—	293,037	—	293,037
Preferred stocks	$1,120,871	—	—	1,120,871
Total long-term investments	1,120,871	365,832,884	—	366,953,755
Short-term investments†	412,897	—	—	412,897
Total investments	$1,533,768	$365,832,884	—	$367,366,652
Other financial instruments:
Forward foreign currency contracts	—	40,944	—	40,944
Total	$1,533,768	$365,873,828	—	$367,407,596

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$60,425	—	—	$60,425
Forward foreign currency contracts	—	$96,573	—	96,573
Total	$60,425	$96,573	—	$156,998

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount.

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	35

Notes to financial statements (cont’d)

denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

36	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In a when-issued and delayed delivery transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	37

Notes to financial statements (cont’d)

volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

38	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $96,573. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	39

Notes to financial statements (cont’d)

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $449,121 of federal excise taxes attributable to calendar year 2016 in March 2017.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$449,121	—	$(449,121)
(b)	(190,250)	$190,250	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes .

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd. (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding.

40	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$200,920,821	$50,020,653
Sales	178,464,539	71,058,601

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/ Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$354,487,721	$24,464,165	$(11,585,234)	$12,878,931
Written options	(75,235)	14,810	—	14,810
Forwards foreign currency contracts	—	40,944	(96,573)	(55,629)

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	41

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2017.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$40,944

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Written options	$60,425
Forward foreign currency contracts	96,573
Total	$156,998

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	—	$(171,863)	$(171,863)
Written options	—	87,652	87,652
Futures contracts	$202,302	—	202,302
Forward foreign currency contracts	—	2,714,763	2,714,763
Total	$202,302	$2,630,552	$2,832,854

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Purchased options[1]	$163,575
Written options	14,810
Forward foreign currency contracts	(3,444,273)
Total	$(3,265,888)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

42	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

During the year ended October 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$959
Written options	15,098
Futures contracts (to sell)†	1,369,796
Forward foreign currency contracts (to buy)	11,219,950
Forward foreign currency contracts (to sell)	44,757,758

†	At October 31, 2017, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount
Barclays Bank PLC	$40,944	$(96,573)	$(55,629)	—	$(55,629)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Distributions subsequent to October 31, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/20/2017	11/01/2017	$0.1135
11/24/2017	12/01/2017	$0.1135
12/22/2017	12/29/2017	$0.1135
01/19/2018	02/01/2018	$0.1135
02/16/2018	03/01/2018	$0.1135

6. Stock repurchase program

On March 10, 2014, the Board of Directors (the “Board”) of the Fund announced that it had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as Fund management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the year ended October 31, 2017, the Fund did not repurchase any shares pursuant to the stock repurchase program.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	43

Notes to financial statements (cont’d)

Since the Fund’s commencement of the stock repurchase program through October 31, 2017, the Fund repurchased 406,236 shares or 2.65% of its common shares outstanding for the total amount of $6,987,955. The anti-dilutive impact of these share repurchases is included on the Financial Highlights.

7. Loan

Effective June 2, 2015, the Fund has a revolving credit agreement with National Australia Bank Limited that allows the Fund to borrow up to an aggregate amount of $90,000,000. This credit agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. The final scheduled termination date of the credit agreement is June 2, 2020. The Fund pays a commitment fee at an annual rate of 0.20% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien granted to National Australia Bank Limited, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended October 31, 2017 was $1,354,146. For the year ended October 31, 2017, the Fund incurred a commitment fee in the amount of $14,195. For the year ended October 31, 2017, the Fund had an average daily loan balance outstanding of $83,000,000 and the weighted average interest rate was 1.63%. At October 31, 2017, the Fund had $83,000,000 of borrowings outstanding per this credit agreement.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$20,349,015	$20,353,465

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$6,276,862
Deferred capital losses*	(14,609,322)
Other book/tax temporary differences(a)	(1,779,600)
Unrealized appreciation/(depreciation)(b)	12,843,438
Total accumulated earnings/(losses) — net	$2,731,378

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

44	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain options and foreign currency contracts, the tax deferral of losses on straddles, the accrual of interest income on securities in default, and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report	45

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of the Western Asset Global Corporate Defined Opportunity Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the years ended on or prior to October 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 20, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2017

46	Western Asset Global Corporate Defined Opportunity Fund Inc. 2017 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Western Asset Global Corporate Defined Opportunity Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

48	Western Asset Global Corporate Defined Opportunity Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Western Asset Global Corporate Defined Opportunity Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 143 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	150
Other board memberships held by Director during past five years	None

Additional Officers:

Todd F. Kuehl[3] Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

50	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Global Corporate Defined Opportunity Fund Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2020, year 2018 and year 2019, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

52	Western Asset Global Corporate Defined Opportunity Fund Inc.

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Directors participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended October 31, 2016 and October 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended October 31, 2016 and October 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Western Asset Global Corporate Defined Opportunity Fund Inc.	53

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

54	Western Asset Global Corporate Defined Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global Corporate Defined Opportunity Fund Inc.	55

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the

56	Western Asset Global Corporate Defined Opportunity Fund Inc.

payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash

Western Asset Global Corporate Defined Opportunity Fund Inc.	57

Dividend reinvestment plan (unaudited) (cont’d)

for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

58	Western Asset Global Corporate Defined Opportunity Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2017:

Record date:	Monthly	6/22/2017	Monthly
Payable date:	November 2016 - May 2017	7/1/2017	July 2017 - October 2017
Ordinary income:
Qualified dividend income for individuals	5.05%	8.66%	9.43%
Dividends qualifying for the dividends
received deduction for corporations	4.06%	7.12%	7.77%

Please retain this information for your records.

Western Asset Global Corporate Defined Opportunity Fund Inc.	59

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDO

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or subadvised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX013050 12/17 SR17-3235

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2016 and October 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,900 in 2016 and $56,000 in 2017.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset Global Corporate Defined Opportunity Fund Inc.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,920 in 2016 and $4,000 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Global Corporate Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Corporate Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Corporate Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Corporate Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Corporate Defined Opportunity Fund Inc. during the reporting period were $0 in 2016 and $271,895 in 2017.

(h) Yes. Western Asset Global Corporate Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Municipal High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMC Form ADV and the WAMCL Form ADV each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years

Christopher Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Andrew J. Belshaw Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of investment management for Western Asset Company Limited since 2009; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2004-2009; Director of Institutional Fixed Income for M&G Investment Management from 2003-2004.

Annabel Rudebeck Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2017	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Ms.. Rudebeck joined Western Asset in 2016 as Head of Non-US Credit. Ms. Rudebeck has over 18 years of investment industry experience. Formerly Ms. Rudebeck was a Senior Partner and Head of Global Investment-Grade Credit for Rogge Global Partners and also served as a Credit Research Associate at J.P. Morgan Securities.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2017.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	94	$146.6 billion	None	None
	Other Pooled Vehicles	269	$86.4 billion	6	$1.7 billion
	Other Accounts	601	$201.6 billion	31	$12.2 billion
Michael C. Buchanan ‡	Other Registered Investment Companies	40	$49.5 billion	None	None
	Other Pooled Vehicles	81	$35.1 billion	3	$1.1 billion
	Other Accounts	241	$81.2 billion	16	$6.8 billion
Andrew Belshaw ‡	Other Registered Investment Companies	1	$251 million	None	None
	Other Pooled Vehicles	27	$5.8 billion	1	$127 million
	Other Accounts	66	$30.2 billion	9	$3.4 billion
Annabel Rudebeck‡	Other Registered Investment Companies	2	$657 million	None	None
	Other Pooled Vehicles	16	$3.4 billion	1	$127 million
	Other Accounts	22	$5.2 billion	2	$519 million

Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.8 billion	None	None
	Other Pooled Vehicles	4	$801 million	None	None
	Other Accounts	None	None	None	None

Chia-Liang Lian‡	Other Registered Investment Companies	23	$42.5 billion	None	None
	Other Pooled Vehicles	43	$15.3 billion	1	$127 million
	Other Accounts	153	$30.4 billion	10	$4.5 billion

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of October 31, 2017.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan Christopher Kilpatrick	A C
Andrew J. Belshaw	A
Paul Shuttleworth	A
Chia-Liang Lian	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: December 28, 2017